Exhibit 10.11

                                    AMENDMENT
                                       TO
                                MASTER AGREEMENT
                       FOR SALE AND PURCHASE OF MORTGAGES


         This amendment is entered into by and between Bay Financial Savings Bank, F.S.B. ("Buyer") and Westmark Mortgage Corporation ("Seller") on the 12th day of February, 1999. The parties mutually agree to amend that certain Master Agreement for Sale and Purchase of Mortgages entered into by and between the parties hereto as follows:

1.       V, (B), 1: The second sentence is hereby amended to read as follows:
                  "The Seller has not sold, assigned or otherwise transferred any right or interest in or to the loan and has not pledged the loan as collateral for any loan or obligation of Seller or other purpose, save and except for any right, interest or claim of Seller's warehouse lenders."

2. V, 03), 14, 22 and 23: Each are hereby amended and modified to limit the representations and warranties contained in paragraphs 14, 2:2 and :23 "to Seller's knowledge."

3. V, (B), 21 and VI (G): Each are hereby amended to increase the appraisal discrepancy from 9%.

4. VI: "Breach of Representations and Warranties" is hereby amended and modified to provide Seller with the right to cure the breach of any representation or warranty contained in V, (B), 1, 5,6, 7, 9, 10, 11, 12, 13, 15, 18, 24, and 25, within thirty (30) days from the date notice to cure is received by Seller.

5.       VIII: "Identification" is hereby amended to read "Indemnification."

6. Except as hereinabove amended or modified, said Master Agreement for Sale and Purchase of Mortgages shall continue in full force and effect.

BAY FINANCIAL SAVINGS BANK, F.S.B.          WESTMARK MORTGAGE CORPORATION


By:                                        By: /s/ Payton Story, III
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Its:                                       Its:  President
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